   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 11, 1997
                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                        BIOSITE DIAGNOSTICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                3826                               33-0288606
   (STATE OR OTHER JURISDICTION OF         (PRIMARY STANDARD INDUSTRIAL      (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION          CLASSIFICATION CODE NUMBER)

               11030 ROSELLE STREET, SAN DIEGO, CALIFORNIA 92121
                                 (619) 455-4808
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                              KIM D. BLICKENSTAFF
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        BIOSITE DIAGNOSTICS INCORPORATED
                              11030 ROSELLE STREET
                          SAN DIEGO, CALIFORNIA 92121
                                 (619) 455-4808
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
             INCLUDING AREA CODE, OF AGENT FOR SERVICE OF PROCESS)
                            ------------------------

                                   COPIES TO:

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
              THOMAS E. SPARKS, JR., ESQ.                               ALAN C. MENDELSON, ESQ.
                 JOHN L. DONAHUE, ESQ.                                   D. BRADLEY PECK, ESQ.
                 GEORGE A. GUCKER, ESQ.                                  NANCY E. DENYES, ESQ.
             PILLSBURY MADISON & SUTRO LLP                                 COOLEY GODWARD LLP
                     P.O. BOX 7880                                  4365 EXECUTIVE DRIVE, SUITE 1100
              SAN FRANCISCO, CA 94120-7880                              SAN DIEGO, CA 92121-2128

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-17657

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

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
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                                                         PROPOSED          PROPOSED
                                                          MAXIMUM           MAXIMUM
TITLE OF EACH CLASS OF SECURITIES    AMOUNT TO BE     OFFERING PRICE       AGGREGATE         AMOUNT OF
         TO BE REGISTERED            REGISTERED(1)     PER SHARE(2)    OFFERING PRICE(2) REGISTRATION FEE
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Common Stock, $.01 par value......  460,000 shares        $12.00          $5,520,000          $1,673
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(1) Includes 60,000 shares that the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(a).
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is filed with the Securities and Exchange
Commission (the "Commission") under the Securities Act of 1933, as amended (the
"Act") by Biosite Diagnostics Incorporated (the "Company"), pursuant to Rule
462(b) under the Act. This Registration Statement incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-17657) relating to the offering of up to 2,300,000 shares of Common Stock of the Company.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on February 12, 1997), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by the bank during regular business hours on February 12, 1997.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1, and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on February 11, 1997.

                                          BIOSITE DIAGNOSTICS
                                          INCORPORATED

                                          By:    /s/ Christopher J. Twomey
                                            ------------------------------------
                                                   Christopher J. Twomey
                                             Vice President, Finance and Chief
                                                     Financial Officer

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
                     NAME                                  TITLE                     DATE
-----------------------------------------------  -------------------------    ------------------
           /s/ Kim D. Blickenstaff*              President, Chief             February 11, 1997
-----------------------------------------------  Executive Officer
              Kim D. Blickenstaff                (Principal Executive
                                                 Officer) and Director

           /s/ Christopher J. Twomey             Vice President and Chief     February 11, 1997
-----------------------------------------------  Financial Officer
             Christopher J. Twomey               (Principal Financial
                                                 Officer and Accounting
                                                 Officer)

           /s/ Timothy J. Wollaeger*             Chairman of the Board        February 11, 1997
-----------------------------------------------
             Timothy J. Wollaeger

         /s/ Gunars E. Valkirs, Ph.D.*           Director                     February 11, 1997
-----------------------------------------------
           Gunars E. Valkirs, Ph.D.

          /s/ Thomas H. Adams, Ph.D.*            Director                     February 11, 1997
-----------------------------------------------
                Thomas H. Adams

          /s/ Howard E. Greene, Jr.*             Director                     February 11, 1997
-----------------------------------------------
               Howard E. Greene

           /s/ Frederick J. Dotzler*             Director                     February 11, 1997
-----------------------------------------------
             Frederick J. Dotzler*

             /s/ Stephen K. Reidy*               Director                     February 11, 1997
-----------------------------------------------
               Stephen K. Reidy*

           /s/ Jesse I. Treu, Ph.D.*             Director                     February 11, 1997
-----------------------------------------------
             Jesse I. Treu, Ph.D.

        *By: /s/ Christopher J. Twomey
-----------------------------------------------
             Christopher J. Twomey
               Attorney-in-Fact

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

                                 EXHIBIT INDEX

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
EXHIBIT                                                                           SEQUENTIALLY
NUMBER                           DESCRIPTION OF DOCUMENT                          NUMBERED PAGE
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
  5.1    Opinion of Pillsbury Madison & Sutro LLP (incorporated by reference to
         Exhibit 5.1 to the Registrant's Registration Statement on Form S-1
         (File No. 333-17657))
 23.1    Consent of Ernst & Young LLP, Independent Auditors
 23.2    Consent of Pillsbury Madison & Sutro LLP (included in its opinion incorporated by reference to Exhibit 5.1 to the Registrant's
         Registration Statement on Form S-1 (File No. 333-17657))
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